UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Dynamic Credit Fund	June 30, 2022
RPIDX	Investor Class
RPELX	I Class

T. ROWE PRICE DYNAMIC CREDIT FUND

HIGHLIGHTS

■	The Dynamic Credit Fund underperformed its benchmark for the six months ended June 30, 2022, but held up better compared with broader fixed income and credit indices.

■	Against the market backdrop of increased rate volatility and widening credit spreads, the fund’s long credit investments weighed on performance.

■	With many headwinds still present for the global economy, we were more focused on limiting losses while selectively adding exposure to credit risk as spreads widened to more attractive levels.

■	As many global central banks are tightening policy to slow inflation and as economic growth appears to be slowing, we anticipate ongoing market volatility that will create opportunities for our flexible investment approach.

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Market Commentary

Dear Shareholder

Major stock and bond indexes produced sharply negative results during the first half of 2022 as investors contended with persistently high inflation, tightening financial conditions, and slowing growth.

After reaching an all-time high on January 3, the S&P 500 Index finished the period down about 20%, the worst first half of a calendar year for the index since 1970. Double-digit losses were common in equity markets around the globe, and bond investors also faced a historically tough environment amid a sharp rise in interest rates.

Value shares outperformed growth stocks as equity investors turned risk averse and rising rates put downward pressure on growth stock valuations. Emerging markets stocks held up somewhat better than shares in developed markets due to the strong performance of some oil-exporting countries. Meanwhile, the U.S. dollar strengthened during the period, which weighed on returns for U.S. investors in international securities.

Within the S&P 500, energy was the only bright spot, gaining more than 30% as oil prices jumped in response to Russia’s invasion of Ukraine and the ensuing commodity supply crunch. Typically defensive shares, such as utilities, consumer staples, and health care, finished in negative territory but held up relatively well. The consumer discretionary, communication services, and information technology sectors were the weakest performers. Shares of some major retailers fell sharply following earnings misses driven in part by overstocked inventories.

Inflation remained the leading concern for investors throughout the period. Despite hopes in 2021 that the problem was transitory, and later expectations that inflation would peak in the spring, headline consumer prices continued to grind higher throughout the first half of 2022. The war in Ukraine exacerbated already existing supply chain problems, and other factors, such as the impact of the fiscal and monetary stimulus enacted during the pandemic and strong consumer demand, also pushed prices higher. The May consumer price index report (the last to be issued during our reporting period) showed prices increasing 8.6% over the 12-month period, the largest jump since late 1981.

In response, the Federal Reserve, which at the end of 2021 had forecast that only three 25-basis-point (0.25 percentage point) rate hikes would be necessary in all of 2022, rapidly shifted in a hawkish direction and executed three rate increases in the first six months of the year. The policy moves included hikes of 25, 50, and 75 basis points—the largest single increase since 1994—increasing the central bank’s short-term lending benchmark from near zero to a target range of 1.50% to 1.75% by the end of June. In addition, the Fed ended the purchases of Treasuries and agency mortgage-backed securities that it had begun to support the economy early in the pandemic and started reducing its balance sheet in June.

Longer-term bond yields also increased considerably as the Fed tightened monetary policy, with the yield on the benchmark 10-year U.S. Treasury note reaching 3.49% on June 14, its highest level in more than a decade. (Bond prices and yields move in opposite directions.) Higher mortgage rates led to signs of cooling in the housing market.

The economy continued to add jobs during the period, and other indicators pointed to a slowing but still expanding economy. However, the University of Michigan consumer sentiment index dropped in June to its lowest level since records began in 1978 as higher inflation expectations undermined confidence.

Looking ahead, investors are likely to remain focused on whether the Fed can tame inflation without sending the economy into recession, a backdrop that could produce continued volatility. We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
CEO and President

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks total return through a combination of income and capital appreciation.

FUND COMMENTARY

How did the fund perform in the past six months?

The Dynamic Credit Fund returned -3.80% for the six months ended June 30, 2022, and underperformed the ICE BofA US 3-Month Treasury Bill Index.1 (Results for the fund’s I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Fixed income markets were especially impacted by the macro- and rate-driven volatility that weighed on risk assets throughout the period. Treasury yields rose and corporate credit spreads widened as the market assessed an increasingly hawkish Federal Reserve that found itself chasing stubbornly high inflation. (Credit spreads are a measure of the additional yield offered by bonds that have credit risk compared with Treasuries.) The positive correlation between rates and credit spreads created an especially challenging environment for fixed income portfolios. Still, we believe the fund performed as expected in the first half of 2022 as it held up well compared with many other fixed income and credit indices.

Although our benchmark is the ICE BofA US 3-Month Treasury Bill Index, the portfolio’s flexible approach makes direct positioning comparisons with the benchmark much less informative than for traditional fixed income funds whose holdings are more closely aligned with an index. As a result, we refer to positions as “long” (those benefiting from an increase in price) or “short” (those benefiting from a decrease in price) as opposed to “overweight” or “underweight” relative to the benchmark.

1 Effective May 1, 2021, the benchmark for the Dynamic Credit Fund changed from the 3-Month LIBOR in USD to the ICE BofA US 3-Month Treasury Bill Index. The London Interbank Offered Rate (LIBOR) is being phased out starting at the end of 2021. As a result, we changed the benchmark before the cessation of LIBOR.

Against the market backdrop of increased rate volatility and widening credit spreads, the fund’s long credit investments weighed on performance. Earlier in the period, exposure to companies in the Chinese high yield property sector notably weighed on returns. Renewed concerns arose during the period for the below investment-grade property market in China as the overall market backdrop deteriorated in 2022. We continued to rely on our emerging market (EM) corporate team for insight and reduced the fund’s exposure to the sector by the end of the period. Other EM holdings in our long credit risk basket, such as Petroleos Mexicanos, Mexico’s state-owned oil firm, and Globo Comunicacao e Participacoes, a large Brazilian media conglomerate, detracted as a significant pullback in risk appetite, a strong U.S. dollar, and hawkish pivots by several major central banks weighed broadly across EM assets.

However, several positions the fund holds to potentially hedge exposure to credit risk contributed for the period and helped the fund avoid the deep losses experienced by many fixed income indices in the same period. For example, a short position in Italian rates helped notably as sovereign yields in Italy rose. Additionally, short positions at the index level in sectors such as commercial mortgage-backed securities and high yield corporate bonds helped as those markets struggled amid the broad sell-off in risk assets. Several individual credit shorts helped as well—notably in the health care, retail, and automotive industries.

The fund had material holdings in derivatives, including currency, interest rate, and credit derivatives, during the period. We employ derivatives to gain exposure to certain sectors or asset classes and to manage duration and the fund’s risk exposure. (Duration measures a portfolio’s sensitivity to interest rate changes.) Over the last six months, the fund’s derivatives exposure had an overall positive effect on absolute performance, with interest rate, credit, and currency derivatives all contributing to total returns. However, a smaller position in equity derivatives weighed on absolute returns.

How is the fund positioned?

With the sharp rise in volatility in interest rates and credit spreads, we remained cautious. With many headwinds still present for the global economy, we were more focused on limiting losses and selectively adding exposure to credit risk as spreads widened to more attractive levels. Near the end of the period, we began to add incrementally in various areas that appeared dislocated from fundamentals, but we are still positioned relatively conservatively compared with the fund’s history given the current environment. Our largest sector exposures were in securitized credit followed by high yield and bank loans.

What is portfolio management’s outlook?

As many global central banks are tightening policy to slow inflation and as economic growth appears to be slowing, we anticipate ongoing market volatility that will create opportunities for our flexible investment approach. Many of our internal quantitative models suggest caution is warranted. As a result, the fund is defensively positioned, but we believe we will be able to nimbly invest as attractive ideas arise, which may be more likely as all-in yields reach higher levels with the broad rise in interest rates. Our duration positioning is mostly neutral as the Federal Reserve continues raising rates, which might lead to slowing growth.

Credit selection remains our primary focus as we search for truly dislocated investment ideas. We rely on our global research platform to assess credit risk and our repeatable process to assess an investment’s attractiveness to be included in the fund.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF BOND INVESTING

All investments are subject to market risk, including possible loss of principal. The fund is subject to the risks of fixed income investing, including interest rate risk and credit risk. Interest rate risk is the decline in bond prices that accompanies a rise in the overall level of interest rates. The fund’s use of derivatives may expose it to additional volatility in comparison with investing directly in bonds and other debt securities. Derivatives can be illiquid and difficult to value and may involve leverage so that small changes produce disproportionate losses for the fund. The fund’s investments in non-investment-grade (high yield) securities expose it to greater volatility and credit risk (the chance that fund holdings will have their credit ratings downgraded or will default). High yield bond and loan issuers are usually not as strong financially as investment-grade bond issuers and, therefore, are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, securities and loans involving such companies should be considered speculative. Investments in foreign bonds are subject to special risks, including potentially adverse overseas political and economic developments, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar. Investments in emerging markets are subject to the risk of abrupt and severe price declines.

BENCHMARK INFORMATION

Note: ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD-PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND T. ROWE PRICE OR ANY OF ITS PRODUCTS OR SERVICES.

ICE Benchmark Administration Limited makes no warranty, express or implied, either as to the results to be obtained from the use of ICE LIBOR and/or the figure at which ICE LIBOR stands at any particular time on any particular day or otherwise. ICE Benchmark Administration Limited makes no express or implied warranties of merchantability or fitness for a particular purpose in respect of any use of ICE LIBOR.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/22	Year Ended 12/31/21	12/31/20	1/10/19[1] Through 12/31/19
NET ASSET VALUE				
Beginning of period	$ 9.83	$ 9.75	$ 10.20	$ 10.00
Investment activities				
Net investment income[2][3]	0.19	0.37	0.48	0.44
Net realized and unrealized gain/loss	(0.56)	0.24	(0.23)	0.21
Total from investment activities	(0.37)	0.61	0.25	0.65
Distributions				
Net investment income	(0.12)	(0.34)	(0.38)	(0.41)
Net realized gain	–	(0.19)	(0.32)	(0.04)
Total distributions	(0.12)	(0.53)	(0.70)	(0.45)
NET ASSET VALUE				
End of period	**$ 9.34**	**$ 9.83**	**$ 9.75**	**$ 10.20**

Ratios/Supplemental Data

Total return[3][4]	**(3.80)%**	**6.21%**	**2.67%**	**6.64%**
Ratios to average net assets:[3]				
Gross expenses before waivers/payments by Price Associates	1.60%[5]	1.30%	1.38%	1.56%[5]
Net expenses after waivers/payments by Price Associates	0.62%[5]	0.65%	0.64%	0.64%[5]
Net investment income	3.92%[5]	3.61%	4.97%	4.44%[5]
Portfolio turnover rate	92.5%	252.1%	301.7%	311.5%
Net assets, end of period (in thousands)	$28,303	$38,760	$26,423	$27,976

[1] Inception date
[2] Per share amounts calculated using average shares outstanding method.
[3] See Note 6 for details of expense-related arrangements with Price Associates.
[4] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
[5] Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

I Class

	6 Months Ended 6/30/22	Year Ended 12/31/21	12/31/20	1/10/19[1] Through 12/31/19
NET ASSET VALUE				
Beginning of period	$ 9.83	$ 9.74	$ 10.21	$ 10.00
Investment activities				
Net investment income[2][3]	0.18	0.36	0.48	0.44
Net realized and unrealized gain/loss	(0.56)	0.26	(0.25)	0.22
Total from investment activities	(0.38)	0.62	0.23	0.66
Distributions				
Net investment income	(0.12)	(0.34)	(0.38)	(0.41)
Net realized gain	–	(0.19)	(0.32)	(0.04)
Total distributions	(0.12)	(0.53)	(0.70)	(0.45)
NET ASSET VALUE				
End of period	**$ 9.33**	**$ 9.83**	**$ 9.74**	**$ 10.21**

Ratios/Supplemental Data

Total return[3][4]	**(3.87)%**	**6.36%**	**2.50%**	**6.77%**
Ratios to average net assets:[3]				
Gross expenses before waivers/payments by Price Associates	1.55%[5]	1.06%	1.30%	1.62%[5]
Net expenses after waivers/payments by Price Associates	0.55%[5]	0.60%	0.61%	0.61%[5]
Net investment income	3.73%[5]	3.51%	5.01%	4.48%[5]
Portfolio turnover rate	92.5%	252.1%	301.7%	311.5%
Net assets, end of period (in thousands)	$4,015	$1,943	$24,169	$5,841

[1] Inception date

[2] Per share amounts calculated using average shares outstanding method.

[3] See Note 6 for details of expense-related arrangements with Price Associates.

[4] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

[5] Annualized

The accompanying notes are an integral part of these financial statements.

June 30, 2022 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Par/Shares	$ Value
BAHAMAS 0.4%		
Government Bonds 0.4%		
Commonwealth of Bahamas, 8.95%, 10/15/32 (USD)	200,000	138
Total Bahamas (Cost $196)		**138**
BRAZIL 2.9%		
Corporate Bonds 2.9%		
ERO Copper, 6.50%, 2/15/30 (USD) (1)	345,000	277
Globo Comunicacao e Participacoes, 4.875%, 1/22/30 (USD) (1)	650,000	510
Globo Comunicacao e Participacoes, 5.50%, 1/14/32 (USD) (1)	200,000	156
Total Brazil (Cost $1,216)		**943**
CANADA 1.7%		
Asset-Backed Securities 0.6%		
Cologix Canadian Issuer, Series 2022-1CAN, Class A2, 4.94%, 1/25/52 (1)	250,000	181
		181
Bank Loans 0.8% (2)		
Jones Deslauriers Insurance Management, FRN, 3M CAD CDOR + 4.25%, 6.063%, 3/27/28	343,272	247
Jones Deslauriers Insurance Management, FRN, 3M CAD CDOR + 7.50%, 9.313%, 3/26/29	25,000	18
		265
Corporate Bonds 0.3%		
Air Canada, 3.875%, 8/15/26 (USD) (1)	115,000	97
		97
Total Canada (Cost $597)		**543**
CHINA 1.9%		
Common Stocks 0.3%		
Pinduoduo, ADR (USD) (3)	1,260	78
		78
Convertible Bonds 1.2%		
Vnet Group, Zero Coupon, 2/1/26 (USD)	490,000	399
		399

Corporate Bonds 0.4%		
Kaisa Group Holdings, 11.95%, 10/22/22 (USD) (3)(4)	985,000	137
		137
Total China (Cost $758)		**614**
COLOMBIA 0.9%		
Corporate Bonds 0.9%		
GCM Mining, 6.875%, 8/9/26 (USD) (1)	380,000	298
		298
Private Investment Company 0.0%		
Bona Fide Investments Feeder LLC, Acquisition date: 6/1/22, Cost $13 (USD) (3)(5)	†	12
		12
Total Colombia (Cost $388)		**310**
INDONESIA 1.5%		
Corporate Bonds 1.5%		
Freeport Indonesia, 5.315%, 4/14/32 (USD) (1)	330,000	301
Freeport Indonesia, 6.20%, 4/14/52 (USD) (1)	200,000	174
Total Indonesia (Cost $530)		**475**
MAURITIUS 0.6%		
Corporate Bonds 0.6%		
Axian Telecom, 7.375%, 2/16/27 (USD) (1)	200,000	193
Total Mauritius (Cost $200)		**193**
MEXICO 1.6%		
Corporate Bonds 1.6%		
Petroleos Mexicanos, 6.70%, 2/16/32 (USD)	685,000	524
Total Mexico (Cost $685)		**524**
PANAMA 0.5%		
Corporate Bonds 0.5%		
Aeropuerto Internacional de Tocumen, 4.00%, 8/11/41 (USD) (1)	200,000	163
Total Panama (Cost $200)		**163**

PERU 1.1%		
Corporate Bonds 1.1%		
Consorcio Transmantaro, 5.20%, 4/11/38 (USD) (1)	200,000	179
Minsur, 4.50%, 10/28/31 (USD) (1)	200,000	168
Total Peru (Cost $396)		**347**
SRI LANKA 0.4%		
Government Bonds 0.4%		
Republic of Sri Lanka, 6.85%, 11/3/25 (USD) (3)(4)	410,000	135
Total Sri Lanka (Cost $173)		**135**
SURINAME 0.7%		
Government Bonds 0.7%		
Republic of Suriname, 9.25%, 10/26/26 (USD) (3)(4)	285,000	233
Total Suriname (Cost $203)		**233**
UNITED STATES 70.2%		
Asset-Backed Securities 11.6%		
Amur Equipment Finance Receivables X, Series 2022-1A, Class E, 5.02%, 12/20/28 (1)	385,000	361
Blackbird Capital Aircraft Lease Securitization, Series 2016-1A, Class A, STEP, 4.213%, 12/16/41 (1)	343,391	303
Elara HGV Timeshare Issuer, Series 2019-A, Class C, 3.45%, 1/25/34 (1)	67,997	64
ExteNet, Series 2019-1A, Class B, 4.14%, 7/26/49 (1)	240,000	232
FOCUS Brands Funding, Series 2018-1, Class A2, 5.184%, 10/30/48 (1)	699,625	672
Invesco, Series 2021-2A, Class D, CLO, FRN, 3M USD LIBOR + 2.90%, 3.944%, 7/15/34	265,000	243
Morgan Stanley Eaton Vance, Series 2021-1A, Class D, CLO, FRN, 3M USD LIBOR + 3.10%, 4.284%, 10/20/34 (1)	250,000	232
Octane Receivables Trust, Series 2022-1A, Class C, 5.21%, 8/21/28 (1)	490,000	482
Palmer Square, Series 2021-3A, Class E, CLO, FRN, 3M USD LIBOR + 6.15%, 6.382%, 1/15/35 (1)	250,000	216
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class B, 5.281%, 5/15/32 (1)	319,115	316
Sierra Timeshare Receivables Funding, Series 2021-1A, Class D, 3.17%, 11/20/37 (1)	370,832	346
Stonepeak ABS, Series 2021-1A, Class B, 3.821%, 2/28/33 (1)	308,113	282
		3,749

Bank Loans 11.1% (2)		
Asurion, FRN, 1M USD LIBOR + 5.25%, 6.916%, 1/31/28	185,904	158
Cano Health, FRN, 1M TSFR + 4.00%, 5.625%, 11/23/27	79,400	72
Diamond, FRN, 1M USD LIBOR + 2.75%, 3.989%, 9/29/28	268,650	248
Heartland Dental, FRN, 3M USD LIBOR + 3.50%, 5.166%, 4/30/25	628,552	582
Loyalty Ventures, FRN, 1M USD LIBOR + 4.50%, 6.166%, 11/3/27	53,612	42
Magnite, FRN, 1M USD LIBOR + 5.00%, 6.67%, 4/28/28	638,576	609
MH Sub I, FRN, 1M USD LIBOR + 3.75%, 5.416%, 9/13/24	262,987	247
Mitchell International, FRN, 1M USD LIBOR + 6.50%, 8.095%, 10/15/29	65,000	61
Peloton Interactive, FRN, 1M TSFR + 0.00%, 7.987%, 5/17/27	175,000	166
Tacala Investment, FRN, 1M USD LIBOR + 3.50%, 5.166%, 2/5/27	349,949	326
Travel Leaders Group, FRN, 3M USD LIBOR + 2.75%, 5.666%, 1/25/24	152,631	136
Triton Water Holdings, FRN, 1M USD LIBOR + 3.50%, 5.75%, 3/31/28	579,150	511
William Morris Endeavor Entertainment, FRN, 3M USD LIBOR + 2.75%, 4.42%, 5/18/25	464,944	437
		3,595
Common Stocks 2.3%		
Bluescape Opportunities Acquisition, Warrants, 1/31/26 (3)	46,500	10
Eucrates Biomedical Acquisition, Warrants, 12/14/25 (3)	15,931	1
Health Assurance Acquisition, Warrants, 11/12/25 (3)	35,000	5
Seagen (3)	950	168
United Therapeutics (3)	660	155
UnitedHealth Group	311	160
Vertex Pharmaceuticals (3)	890	251
		750
Convertible Bonds 0.9%		
Radius Health, 3.00%, 9/1/24	305,000	299
		299
Corporate Bonds 17.9%		
Advanced Drainage Systems, 6.375%, 6/15/30 (1)	185,000	180
Ardagh Metal Packaging Finance USA, 6.00%, 6/15/27 (1)	205,000	202
Burlington Northern Santa Fe, 4.45%, 1/15/53	160,000	155
Calpine, 3.75%, 3/1/31 (1)	610,000	495
Cano Health, 6.25%, 10/1/28 (1)(6)	110,000	89
Central Parent, 7.25%, 6/15/29 (1)	530,000	510
Darling Ingredients, 6.00%, 6/15/30 (1)	195,000	195
Hightower Holding, 6.75%, 4/15/29 (1)	230,000	173
Jackson Financial, 5.67%, 6/8/32	505,000	488

LCPR Senior Secured Financing, 5.125%, 7/15/29 (1)	400,000	336
NGL Energy Operating, 7.50%, 2/1/26 (1)	380,000	340
Papa John's International, 3.875%, 9/15/29 (1)(6)	255,000	209
Rivian Holdings, FRN, 6M USD LIBOR + 5.625%, 7.177%, 10/15/26 (1)	515,000	476
Sabre GLBL, 7.375%, 9/1/25 (1)	40,000	37
Teekay Offshore Partners, 8.50%, 7/15/23 (1)	155,000	82
Tenneco, 5.125%, 4/15/29 (1)	370,000	349
Transocean Phoenix 2, 7.75%, 10/15/24 (1)	47,250	45
Transocean Pontus, 6.125%, 8/1/25 (1)	21,525	20
Transocean Proteus, 6.25%, 12/1/24 (1)	112,500	105
Venture Global Calcasieu Pass, 3.875%, 8/15/29 (1)	165,000	143
Venture Global Calcasieu Pass, 4.125%, 8/15/31 (1)	135,000	116
Vistra, VR, 7.00% (1)(7)(8)	100,000	93
Vistra, VR, 8.00% (1)(7)(8)	170,000	163
Yum! Brands, 5.375%, 4/1/32	850,000	782
		5,783
Exchange-Traded Funds 0.5%		
KraneShares CSI China Internet ETF	4,950	162
		162
Municipal Securities 6.2%		
Colorado HFA, Covenant Living Community, Series B, 4.48%, 12/1/40	235,000	222
Illinois, Build America, GO, 7.10%, 7/1/35	150,000	163
Michigan Tobacco Settlement Fin. Auth., Series B, Zero Coupon, 6/1/46	25,000	3
Port Beaumont Navigation Dist., Series B, 6.00%, 1/1/25 (1)	210,000	212
Puerto Rico Commonwealth, GO, 11/1/43 (3)(9)	839,739	418
Puerto Rico Commonwealth, Restructured, Series A, GO, Zero Coupon, 7/1/24	14,020	13
Puerto Rico Commonwealth, Restructured, Series A, GO, Zero Coupon, 7/1/33	53,960	30
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 4.00%, 7/1/33	41,930	38
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 4.00%, 7/1/35	37,689	34
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 4.00%, 7/1/37	32,347	29
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 4.00%, 7/1/41	43,980	38
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 4.00%, 7/1/46	45,738	38
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 5.25%, 7/1/23	23,414	24

Puerto Rico Commonwealth, Restructured, Series A-1, GO, 5.375%, 7/1/25	46,698	49
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 5.625%, 7/1/27	46,276	49
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 5.625%, 7/1/29	45,524	49
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 5.75%, 7/1/31	44,217	48
Puerto Rico Electric Power Auth., Build America, 5.95%, 7/1/30 (3)(10)	40,000	32
Puerto Rico Electric Power Auth., Build America, 6.05%, 7/1/32 (3)(10)	150,000	120
Tobacco Settlement Fin., Series A-1, 6.706%, 6/1/46	260,000	242
Tobacco Settlement Fin. Auth., Series B, 4.875%, 6/1/49	105,000	96
Tobacco Settlement Fin. Auth., Series B, Zero Coupon, 6/1/47	460,000	37
		1,984
Non-U.S. Government Mortgage-Backed Securities 19.7%		
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class D, ARM, 1M USD LIBOR + 2.75%, 4.074%, 9/15/38 (1)	395,000	377
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class E, ARM, 1M USD LIBOR + 3.75%, 5.074%, 9/15/38 (1)	100,000	95
Barclays Commercial Mortgage Trust, Series 2019-BWAY, Class E, ARM, 1M USD LIBOR + 2.85%, 4.174%, 11/15/34 (1)	120,000	111
BFLD, Series 2019-DPLO, Class F, ARM, 1M USD LIBOR + 2.54%, 3.864%, 10/15/34 (1)	83,000	77
BPR Trust, Series 2021-NRD, Class E, ARM, 1M TSFR + 5.621%, 6.955%, 12/15/23 (1)	150,000	142
BX Commercial Mortgage Trust, Series 2019-IMC, Class E, ARM, 1M USD LIBOR + 2.15%, 3.474%, 4/15/34 (1)	150,000	139
BX Trust, Series 2021-VIEW, Class F, ARM, 1M USD LIBOR + 3.93%, 5.254%, 6/15/36 (1)	145,000	134
CAFL, Series 2021-RTL1, Class A2, CMO, STEP, 3.104%, 3/28/29 (1)	620,000	578
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65C, ARM, 4.123%, 5/15/52 (1)	115,000	104
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65D, ARM, 4.66%, 5/15/52 (1)	70,000	61
Commercial Mortgage Trust, Series 2014-CR19, Class E, ARM, 4.354%, 8/10/47 (1)	165,000	143
Connecticut Avenue Securities Trust, Series 2022-R01, Class 1B1, CMO, ARM, SOFR30A + 3.15%, 4.076%, 12/25/41 (1)	395,000	337
Connecticut Avenue Securities Trust, Series 2022-R02, Class 2B1, CMO, ARM, SOFR30A + 4.50%, 5.426%, 1/25/42 (1)	460,000	403
Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M1, CMO, ARM, SOFR30A + 2.10%, 3.026%, 3/25/42 (1)	266,933	262

SECURITIES LENDING COLLATERAL 0.9%

INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH STATE STREET BANK AND TRUST COMPANY 0.9%

Money Market Funds 0.9%		
T. Rowe Price Government Reserve Fund, 1.33% (11)(12)	279,373	279
Total Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company		**279**
Total Securities Lending Collateral (Cost $279)		**279**

(Amounts in 000s, except for contracts)

OPTIONS PURCHASED 0.2%

OTC Options Purchased 0.2%

Counterparty	Description	Contracts	Notional Amount	$ Value
Barclays Bank	S&P 500 Index, Put, 7/15/22 @ $3,200.00 (3)	4	1,514	1
HSBC Bank	USD Call / INR Put, 10/31/22 @ 80.25 (3)	1	1,633	18
Morgan Stanley	30 Year Interest Rate Swap, 7/4/53 Pay Fixed 2.62% Annually, Receive Variable 1.50% (SOFR) Annually, 6/30/23 @ 2.62%* (3)	1	700	49
Total Options Purchased (Cost $73)				**68**
Total Investments in Securities				
93.2% of Net Assets (Cost $33,016)				**$ 30,134**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Par/Shares and Notional Amount are denominated in the currency of the country presented unless otherwise noted.

† Investment fund is not unitized.

* Exercise Spread

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $17,146 and represents 53.1% of net assets.
(2) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.
(3) Non-income producing
(4) Security is in default or has failed to make a scheduled interest and/or principal payment.
(5) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund may have registration rights for certain restricted securities. Any costs related to such registration are generally borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to $12 and represents 0.0% of net assets.
(6) See Note 4. All or a portion of this security is on loan at June 30, 2022.
(7) Perpetual security with no stated maturity date.
(8) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.
(9) Contingent value instrument that only pays out if a portion of the territory's Sales and Use Tax outperforms the projections in the Oversight Board's Certified Fiscal Plan.
(10) Issuer is currently in a bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.
(11) Seven-day yield
(12) Affiliated Companies

1M TSFR	One month term SOFR (Secured overnight financing rate)
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M CAD CDOR	Three month CAD CDOR (Canadian Dollar offered rate)
3M NDBB	Three month NZD bank bill
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
6M USD LIBOR	Six month USD LIBOR (London interbank offered rate)
ADR	American Depositary Receipts
ARM	Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.
AUD	Australian Dollar
BRL	Brazilian Real
BRL CDI	One day Brazilian interbank deposit rate
CAD	Canadian Dollar

Credit Default Swaps, Protection Sold (0.1)%				
United Kingdom (0.1)%				
Barclays Bank, Protection Sold (Relevant Credit: Jaguar Land Rover Automotive, B1*), Receive 5.00% Quarterly, Pay upon credit default, 6/20/25 (EUR)	210	(21)	(22)	1
Total United Kingdom			(22)	1
Total Bilateral Credit Default Swaps, Protection Sold			(22)	1
Total Return Swaps 0.1%				
United States 0.1%				
JPMorgan Chase, Pay Underlying Reference: Goodyear Tire & Rubber at Maturity, Receive Variable (0.194)% (SOFR + (0.80)%) Quarterly, 9/20/22	645	30	–	30
JPMorgan Chase, Pay Underlying Reference: Halliburton at Maturity, Receive Variable 0.962% (SOFR + (0.50)%) at Maturity, 9/20/22	421	(3)	(3)	–
JPMorgan Chase, Pay Underlying Reference: Macy's Retail Holdings at Maturity, Receive Variable 0.842% (SOFR + (0.62)%) at Maturity, 9/20/22	1,313	(6)	(27)	21
JPMorgan Chase, Pay Underlying Reference: Mozart Borrower at Maturity, Receive Variable 0.812% (SOFR + (0.65)%) at Maturity, 9/20/22	464	(1)	(6)	5
Morgan Stanley, Pay Underlying Reference: Blackstone Mortgage Trust Monthly, Receive Variable (0.300)% (SOFR + (0.30)%) Monthly, 1/18/24	237	9	–	9
Total United States			(36)	65
Total Bilateral Total Return Swaps			(36)	65
Interest Rate Swaps 0.0%				
Brazil 0.0%				
Morgan Stanley, 5 Year Interest Rate Swap, Pay Fixed 12.449% at Maturity, Receive Variable 13.15%, (BRL CDI) at Maturity, 1/4/27	9,650	3	–	3
Morgan Stanley, 5 Year Interest Rate Swap, Pay Fixed 12.500% at Maturity, Receive Variable 13.15%, (BRL CDI) at Maturity, 1/4/27	5,150	1	–	1

Description	Notional Amount	$ Value	Initial $ Value**	Unrealized $ Gain/(Loss)
Morgan Stanley, 5 Year Interest Rate Swap, Pay Fixed 12.590% at Maturity, Receive Variable 13.15%, (BRL CDI) at Maturity, 1/4/27	4,825	–	–	–
Total Brazil			–	4
Total Bilateral Interest Rate Swaps			–	4
Total Bilateral Swaps			(279)	648

Description	Notional Amount	$ Value	Initial $ Value**	Unrealized $ Gain/(Loss)
CENTRALLY CLEARED SWAPS 0.5%				
Credit Default Swaps, Protection Bought 1.2%				
United States 1.2%				
Protection Bought (Relevant Credit: Apache), Pay 1.00% Quarterly, Receive upon credit default, 6/20/27	700	48	35	13
Protection Bought (Relevant Credit: Bausch Health Cos), Pay 5.00% Quarterly, Receive upon credit default, 6/20/26	395	146	(19)	165
Protection Bought (Relevant Credit: CHS/ Community Health Systems), Pay 5.00% Quarterly, Receive upon credit default, 6/20/26	220	64	8	56
Protection Bought (Relevant Credit: CHS/ Community Health Systems), Pay 5.00% Quarterly, Receive upon credit default, 12/20/26	40	13	3	10
Protection Bought (Relevant Credit: ConocoPhillips), Pay 1.00% Quarterly, Receive upon credit default, 6/20/27	635	(8)	(10)	2
Protection Bought (Relevant Credit: Markit CDX.EM-S37, 5 Year Index), Pay 1.00% Quarterly, Receive upon credit default, 6/21/27	200	20	19	1
Protection Bought (Relevant Credit: Marriott International), Pay 1.00% Quarterly, Receive upon credit default, 12/20/26	1,650	8	(1)	9
Protection Bought (Relevant Credit: Realogy Group), Pay 5.00% Quarterly, Receive upon credit default, 12/20/26	710	76	(31)	107

Protection Bought (Relevant Credit: Tesla), Pay 1.00% Quarterly, Receive upon credit default, 6/20/26	640	28	25	3
Total United States				**366**
Total Centrally Cleared Credit Default Swaps, Protection Bought				**366**
Credit Default Swaps, Protection Sold (1.0)%				
United States (1.0)%				
Protection Sold (Relevant Credit: DISH DBS, B3*), Receive 5.00% Quarterly, Pay upon credit default, 6/21/27	195	(50)	(34)	(16)
Protection Sold (Relevant Credit: FedEx, Baa2*), Receive 1.00% Quarterly, Pay upon credit default, 6/21/27	240	2	3	(1)
Protection Sold (Relevant Credit: Goodyear Tire & Rubber, B2*), Receive 5.00% Quarterly, Pay upon credit default, 6/21/27	925	(9)	34	(43)
Protection Sold (Relevant Credit: Macy's, Ba2*), Receive 1.00% Quarterly, Pay upon credit default, 6/21/27	1,585	(267)	(163)	(104)
Protection Sold (Relevant Credit: Murphy Oil, Ba2*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/22	195	(2)	(5)	3
Total United States				**(161)**
Total Centrally Cleared Credit Default Swaps, Protection Sold				**(161)**
Interest Rate Swaps 0.1%				
China 0.1%				
5 Year Interest Rate Swap, Pay Fixed 2.515% Quarterly, Receive Variable 2.500% (7 Day Interbank Repo) Quarterly, 6/23/27	12,000	7	–	7
Total China				**7**
New Zealand (0.0)%				
5 Year Interest Rate Swap, Pay Fixed 4.020% Semi-Annually, Receive Variable 2.520% (3M NDBB) Quarterly, 6/9/27	3,160	(1)	–	(1)
Total New Zealand				**(1)**
Total Centrally Cleared Interest Rate Swaps				**6**

(Amounts in 000s)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Settlement	Receive		Deliver		Unrealized Gain/(Loss)
Bank of America	7/29/22	USD	46	AUD	66	$ –
Bank of America	8/19/22	USD	335	SEK	3,375	5
Barclays Bank	7/8/22	TWD	4,990	USD	169	(1)
Barclays Bank	7/8/22	USD	507	IDR	7,445,220	8
Barclays Bank	7/8/22	USD	288	INR	22,245	7
Barclays Bank	7/8/22	USD	335	TWD	9,775	6
Barclays Bank	7/22/22	JPY	42,775	USD	334	(18)
Barclays Bank	7/22/22	USD	487	JPY	63,985	15
Barclays Bank	8/19/22	SEK	5,075	USD	516	(19)
Barclays Bank	8/19/22	USD	91	EUR	87	(1)
Barclays Bank	10/7/22	USD	171	TWD	4,990	1
BNP Paribas	7/22/22	JPY	54,875	USD	417	(12)
BNP Paribas	7/29/22	USD	634	AUD	920	(1)
BNP Paribas	8/19/22	EUR	590	USD	625	(4)
BNP Paribas	8/19/22	USD	551	EUR	527	(3)
BNP Paribas	8/19/22	USD	321	GBP	265	(2)
BNP Paribas	9/23/22	USD	647	SEK	6,530	6
Canadian Imperial Bank of Commerce	7/22/22	CAD	420	USD	330	(3)
Canadian Imperial Bank of Commerce	7/22/22	USD	491	CAD	619	10
Citibank	7/8/22	TWD	9,775	USD	331	(2)
Citibank	7/21/22	USD	325	ILS	1,125	3
Citibank	7/22/22	AUD	430	USD	327	(31)
Citibank	7/22/22	CHF	325	USD	336	5
Citibank	7/22/22	NZD	520	USD	363	(38)
Citibank	7/22/22	USD	669	JPY	86,120	34
Deutsche Bank	7/22/22	CAD	215	USD	168	(1)
Deutsche Bank	7/22/22	USD	326	NOK	3,265	(6)
Deutsche Bank	8/19/22	EUR	160	USD	172	(4)
Goldman Sachs	7/8/22	INR	3,825	USD	49	(1)
Goldman Sachs	7/8/22	KRW	398,130	USD	314	(6)
Goldman Sachs	7/8/22	TWD	4,775	USD	162	(1)
Goldman Sachs	7/8/22	USD	330	IDR	4,781,745	10
Goldman Sachs	7/22/22	NOK	3,265	USD	334	(2)
Goldman Sachs	9/2/22	BRL	4,825	USD	982	(77)
Goldman Sachs	9/2/22	USD	309	BRL	1,610	7
Goldman Sachs	9/9/22	CLP	287,290	USD	314	(5)
Goldman Sachs	10/7/22	USD	163	TWD	4,775	1
HSBC Bank	7/8/22	IDR	4,781,745	USD	332	(11)
HSBC Bank	7/8/22	USD	331	INR	25,360	10
HSBC Bank	7/8/22	USD	330	TWD	9,765	1

HSBC Bank	7/22/22	CAD	440	USD	344	$ (3)
HSBC Bank	7/22/22	USD	496	CAD	640	(1)
HSBC Bank	7/22/22	USD	172	JPY	22,255	7
HSBC Bank	9/2/22	USD	335	BRL	1,750	7
HSBC Bank	9/23/22	SEK	1,605	USD	159	(1)
JPMorgan Chase	7/22/22	CAD	82	USD	64	—
JPMorgan Chase	7/22/22	NZD	138	USD	87	(1)
JPMorgan Chase	7/22/22	USD	50	CAD	64	—
JPMorgan Chase	7/22/22	USD	60	NZD	96	—
JPMorgan Chase	7/29/22	AUD	68	USD	47	—
JPMorgan Chase	8/19/22	EUR	94	USD	99	—
Morgan Stanley	7/8/22	USD	146	IDR	2,157,460	2
Morgan Stanley	7/8/22	USD	675	KRW	821,466	41
Morgan Stanley	7/15/22	MXN	3,555	USD	175	1
Morgan Stanley	7/15/22	USD	467	ZAR	7,605	—
Morgan Stanley	7/22/22	CAD	435	USD	339	(1)
Morgan Stanley	7/22/22	JPY	65,600	USD	513	(29)
Morgan Stanley	7/22/22	USD	495	CAD	645	(6)
Morgan Stanley	7/22/22	USD	324	JPY	42,660	9
Morgan Stanley	7/22/22	USD	67	NZD	98	6
Morgan Stanley	7/22/22	USD	320	NZD	515	(2)
Morgan Stanley	9/2/22	USD	297	BRL	1,515	13
Morgan Stanley	9/9/22	USD	160	CLP	142,030	7
Morgan Stanley	9/23/22	SEK	1,970	USD	194	(1)
RBC Dominion Securities	7/22/22	USD	320	AUD	430	23
RBC Dominion Securities	7/22/22	USD	515	CAD	670	(6)
RBC Dominion Securities	7/22/22	USD	492	JPY	63,910	21
RBC Dominion Securities	7/22/22	USD	331	NZD	485	29
RBC Dominion Securities	8/19/22	USD	168	SEK	1,700	2
Standard Chartered	7/8/22	KRW	423,336	USD	331	(4)
Standard Chartered	7/8/22	USD	118	INR	9,049	3
Standard Chartered	7/15/22	USD	242	ZAR	3,613	21
Standard Chartered	7/22/22	CAD	420	USD	326	—
Standard Chartered	7/22/22	CAD	685	USD	532	—
Standard Chartered	7/22/22	JPY	115,730	USD	895	(41)
Standard Chartered	7/22/22	USD	326	CAD	425	(4)
Standard Chartered	8/19/22	USD	310	GBP	255	(1)
State Street	7/22/22	USD	181	CAD	235	(2)
State Street	8/19/22	USD	301	EUR	280	6
State Street	9/23/22	SEK	6,360	USD	625	(1)
UBS Investment Bank	7/8/22	IDR	9,602,680	USD	648	(4)
UBS Investment Bank	7/15/22	USD	162	MXN	3,350	(4)

The accompanying notes are an integral part of these financial statements.

June 30, 2022 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Dynamic Credit Fund (the fund) is a diversified, open-end management investment company established by the corporation. During the reporting period, the fund’s classification changed from nondiversified to diversified. The fund seeks total return through a combination of income and capital appreciation. The fund has two classes of shares: the Dynamic Credit Fund (Investor Class) and the Dynamic Credit Fund–I Class (I Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund's financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Investments in private investment companies are valued at the investee’s NAV per share as of the valuation date, if available. If the investee’s NAV is not available as of the valuation date or is not calculated in accordance with GAAP, the Valuation Committee may adjust the investee’s NAV to reflect fair value at the valuation date. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and exchange-traded options on futures contracts are valued at closing settlement prices. Futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

($000s)	Level 1	Level 2	Level 3	Total Value
Assets				
Fixed Income Securities[1]	$ —	$ 26,311	$ —	$ 26,311
Common Stocks	827	1	—	828
Exchange-Traded Funds	162	—	—	162
Private Investment Company[2]	—	—	—	12
Short-Term Investments	2,474	—	—	2,474
Securities Lending Collateral	279	—	—	279
Options Purchased	—	68	—	68
Total Securities	3,742	26,380	—	30,134
Swaps*	—	940	—	940
Forward Currency Exchange Contracts	—	375	—	375
Total	$ 3,742	$ 27,695	$ —	$ 31,449
Liabilities				
Swaps*	$ —	$ 294	$ —	$ 294
Forward Currency Exchange Contracts	—	384	—	384
Futures Contracts*	40	—	—	40
Total	$ 40	$ 678	$ —	$ 718

[1] Includes Asset-Backed Securities, Bank Loans, Convertible Bonds, Corporate Bonds, Government Bonds, Municipal Securities and Non-U.S. Government Mortgage-Backed Securities.

[2] In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

* The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swaps; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2022, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

($000s)	Location of Gain (Loss) on Statement of Operations					
	Securities^	Options Written	Futures	Forward Currency Exchange Contracts	Swaps	Total
Realized Gain (Loss)						
Inflation derivatives	$ –	$ –	$ –	$ –	$ (159)	$ (159)
Interest rate derivatives	(47)	11	483	–	494	941
Foreign exchange derivatives	(26)	–	–	145	–	119
Credit derivatives	(2)	5	–	–	860	863
Equity derivatives	(204)	60	(39)	–	(50)	(233)
Total	$ (279)	$ 76	$ 444	$ 145	$ 1,145	$ 1,531
Change in Unrealized Gain (Loss)						
Inflation derivatives	$ –	$ –	$ –	$ –	$ 103	$ 103
Interest rate derivatives	–	–	(27)	–	(1)	(28)
Foreign exchange derivatives	2	–	–	70	–	72
Credit derivatives	–	–	–	–	626	626
Equity derivatives	(7)	–	(6)	–	61	48
Total	$ (5)	$ –	$ (33)	$ 70	$ 789	$ 821

^Options purchased are reported as securities.

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of June 30, 2022, cash of $1,574,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

The following table summarizes the fund’s OTC and bilateral derivatives at the reporting date by loss exposure to each counterparty after consideration of collateral, if any.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to increase exposure to a particular foreign currency, to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2022, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 7% and 20% of net assets.

Futures Contracts The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2022, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 3% and 30% of net assets.

Options The fund is subject to interest rate risk, foreign currency exchange rate risk, credit risk and equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values , interest rates, currency values and credit ratings; and, for options written, the potential for losses to exceed any premium received by the fund. During the six months ended June 30, 2022, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 75% of net assets.

Swaps The fund is subject to interest rate risk, credit risk, inflation risk and equity price risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of June 30, 2022, the notional amount of protection sold by the fund totaled $3,350,000 (10.4% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Zero-coupon inflation swaps are agreements to exchange cash flows, on the contract’s maturity date, based on the difference between a predetermined fixed rate and the cumulative change in the consumer price index, both applied to a notional principal amount for a specified period of time. Risks related to the use of zero-coupon inflation swaps include the potential for unanticipated movements in inflation rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Total return swaps are agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (reference asset), such as an index, equity security, fixed income security or commodity-based exchange-traded fund, which includes both the income it generates and any change in its value. Risks related to the use of total return swaps include the potential for unfavorable changes in the reference asset, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended June 30, 2022, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 58% and 91% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches.

Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

Mortgage-Backed Securities The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Investment in Bona Fide Investments Feeder LLC The fund invested in Bona Fide Investments Feeder LLC (Bona Fide Investments Feeder), a private alternative debt investment fund offered by Gramercy Funds Management LLC (Gramercy). Bona Fide Investments Feeder invests in the Bona Fide Investment Holdings LLC (underlying fund) which provides the fund exposure to alternative debt investments by investing in sentencias (underlying interests), debt obligations owed to individual holders by the government of the Republic of Colombia that have been converted from judgments against various Colombian governmental agencies. Bona Fide Investments Feeder’s concentration of investments in sentencias through the underlying fund may expose it to greater risk than if its investments were spread across a large variety of investment instruments. In addition, Colombia has experienced and may in the future experience political and economic instability, which may increase the risk of investment loss. Bona Fide Investments Feeder, and the underlying fund, are not subject to the same regulatory requirements as an open-end mutual fund, and, therefore, the investments and related valuations may not be as transparent. Ownership interests in Bona Fide Investments Feeder are not transferable and do not have redemption rights. In addition, the fund is subject to a 15-month commitment period after acquisition. These restrictions are subject to change at the sole discretion of Gramercy. Following the expiration of the commitment period, distributions attributable to the underlying interests, if any, will be received by the fund. As of June 30, 2022, the remaining restriction period on this investment was 14 months and the fund had a remaining unfunded commitment of $13,000.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund's performance.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2022, the value of loaned securities was $267,000; the value of cash collateral and related investments was $279,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $26,550,000 and $28,549,000, respectively, for the six months ended June 30, 2022.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2022, the cost of investments for federal income tax purposes was $32,602,000. Net unrealized loss aggregated $1,986,000 at period-end, of which $1,565,000 related to appreciated investments and $3,551,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.22% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At June 30, 2022, the effective annual group fee rate was 0.29%.

The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended June 30, 2022 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $853,000 remain subject to repayment by the fund at June 30, 2022. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2022, expenses incurred pursuant to these service agreements were $53,000 for Price Associates and $8,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of June 30, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 2,475,000 shares of the Investor Class, representing 82% of the Investor Class's net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets. These are recent examples of global events which may have an impact on the fund’s performance, which could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring the risks and financial impacts arising from these events.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/us/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Guidelines.” Click on the links in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays a fee to the Adviser for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation). At a prior meeting, the Board approved lowering the fund’s individual fund fee rate from 0.28% to 0.22% effective October 1, 2021. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups.

Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Expense Group), the fund’s actual management fee rate ranked in the second quintile (Expense Group) and first quintile (Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 19, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 19, 2022